Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITYÒ

SUPPLEMENT DATED APRIL 20, 2006

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

This Supplement updates the Supplements, dated February 28, 2006 and March 27, 2006, to the May 1, 2005 Schwab Select Annuity® Prospectus, regarding the closing of certain Portfolios to new Contributions and Transfers effective May 1, 2006.

Please be aware that AIM V.I. Technology Fund, which was listed as one of the Portfolios scheduled to be closed on May 1, 2006 to new Contributions and Transfers will not be closed to new Contributions and Transfers. This Portfolio will remain open to new Contributions (including any Contributions made pursuant to an Automatic Contribution Plan) and Transfers in (including any Transfers initiated pursuant to a custom transfer feature such as dollar cost averaging or rebalancer).

If you chose to Transfer assets from the Sub-Account of AIM V.I. Technology Fund into the Sub-Account of another Portfolio as a result of the previous communications identified above and desire to Transfer assets back to the Sub-Account of AIM V.I. Technology Fund, the initial Transfer from the Sub-Account of AIM V.I. Technology Fund and any subsequent Transfer to the Sub-Account of AIM V.I. Technology Fund will not count against the twelve free Transfers you are entitled to each calendar year and will not incur a Transfer fee.

Subject to the restrictions set forth in the current Prospectus, you may elect to Transfer your Variable Account Value between the Sub-Accounts of Portfolios by calling an annuity account representative at 1-800-838-0649, option 2, or in writing at Annuity Administration, PO Box 173921, Denver, CO 80217-3921. You may also use KeyTalk® at 1-800-838-0650, option 1.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005. Please keep this supplement for future reference.